UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

SPATIALIZER AUDIO LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-90532 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

920 Hampshire Road, Suite A-34, Westlake Village, California (Address of Principal executive offices)	91361 (Zip Code)

Registrant’s telephone number, including area code:(408) 296-0600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1 — Press release of Registrant, dated May 12 2003.

Item 12. Results of Operations and Financial Condition.

     On May 12, 2003, we announced our results for the first quarter ended March 31, 2003. Our press release announcing the results is attached as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIZER AUDIO LABORATORIES, INC. (Registrant)

Date: May 16, 2003	By:	/s/ Henry R. Mandell

Henry R. Mandell, President and Chief Executive Officer

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